CONGRESS TALCOTT CORPORATION
1133 Avenue of the Americas
New York, New York  10036
212 840 2000



                                                              December 31, 1996



Candie's, Inc.
2975 Westchester Avenue
Purchase, New York  10577


                               Re: Amendments to Factoring Contract
                                   and Other Factoring Agreements


Gentlemen:

     Reference is made to (a) the Discount Factoring Agreement between Candie's, Inc. ("Client") and Congress Talcott Corporation ("Congress"), dated April 2, 1993 (as now or hereafter amended, the "Factoring Agreement"), (b) the Letter re: Inventory Loans between Congress and Client, dated April 2, 1993 (as now amended, the "Inventory Loan Supplement"), (c) the Trade Financing Agreement Supplement to Factoring Agreement between Congress and Client, dated April 2, 1993 (as now or hereafter amended, the "Trade Financing Supplement"), and (d) all other existing and future agreements, documents, supplements and guaranties, each as now or hereafter amended or supplemented, between Congress and Client or executed by Client in favor of Congress (individually and collectively, together with the Factoring Contract, the Inventory Loan Supplement and the Trade Financing Supplement, the "Factoring Agreements").

     Reference is also made to (a) the Discount Factoring Agreement between Bright Star Footwear, Inc. ("Bright Star") and Congress, dated April 2, 1993 (as now or hereafter amended, the "Candie's Factoring Contract"), (b) the Letter re:
Inventory Loans between Congress and Bright Star dated April 2, 1993 (as now or hereafter amended, the "Bright Star Inventory Loan Supplement"), (c) the Trade Financing Agreement Supplement to Factoring Agreement between Congress and Bright Star, dated April 2, 1993 (as now or hereafter amended, the "Bright Star Trade Financing Supplement") and (d) all other existing and future agreements, documents, supplements and guaranties, each as now or hereafter amended or supplemented, between Congress and Bright Star or executed by Bright Star in favor of Congress (individually and collectively, together with the Bright Star

Factoring Contract, the Bright Star Inventory Loan Supplement and the Bright Star Trade Financing Supplement, the "Bright Star
Factoring Agreements").

     This will confirm the agreement between Client and Congress that the Factoring Agreements shall be and are hereby amended as follows:

     1. The definitions of the capitalized terms set forth in the first two paragraphs of this Amendment are incorporated into the Factoring Agreements in each place in the amendments below, where a reference is made to such capitalized terms.

     2. The maximum aggregate outstanding amount of advances made by Congress to Client against the purchase price of "accounts" (as defined in the Factoring Contract) pursuant to the Factoring Contract, loans made by Congress to client pursuant to the Inventory Loan Supplement and "Credits" (as defined in the Trade Financing Supplement), plus the aggregate outstanding amount of advances made by Congress to Bright Star against the purchase price of "accounts" (as defined in the Bright Star Factoring Contract) pursuant to the Bright Star Factoring Contract, loans made by Congress to Bright Star pursuant to Bright Star Inventory Loan Supplement and "Credits" (as defined in the Bright Star Trade Financing Supplement), except in Congress' sole discretion, shall not exceed $20,000,000 at any time (the "Maximum Credit").

     3. During each of the periods indicated in the written projections annexed hereto as Exhibit A (the "Projection") and up to the amounts indicated as an "overdraft" in the Projections for each such period (subject to the Maximum Credit, applicable sublimits and applicable reserves as provided in the Factoring Agreements and the Bright Star Factoring Agreements), Congress will make advances and extend loans and Credits to or for the account of Client above the amounts calculated pursuant to the formulas, as amended hereunder, set forth in Section 6(b) of the Factoring Contract, Section 2 of the Inventory Loan Supplement and Section 1.5 of the Trade Financing Supplement (collectively, "Overformula Advances"), provided that, (i) no event of default set forth in
Section 14 of the Factoring Contract then exists, (ii) the aggregate outstanding amount of the Overformula Advances and the Overformula Advances (as defined in the Bright Star Factoring Agreements) to Bright Star shall not exceed $1,500,000 (on a combined basis for both Client and Bright Star) at any time, and (iii) the existing Guarantee and Waiver in favor of Congress executed by Mr. Neil Cole, as amended concurrently herewith, with respect to Client and Bright Star is in full force and effect.

     4. Section 2 of the Inventory Loan Supplement shall be and is hereby amended by (a) deleting the words "Fifty Percent (50%) of finished goods which would include shoes and/or garments" and

(b) inserting in its stead "(i) fifty (50%) percent of the Value of Eligible Inventory consisting of finished shoes and garments purchased by Client not earlier than six (6) months before the date of such calculation and (b) twenty-five (25%) percent of the Value of Eligible Inventory consisting of finished shoes and garments purchased by Client earlier than six (6) months but not earlier than twelve (12) months from the date of such calculation.

     5. Section 3(b) of the Inventory Loan Supplement shall be and is hereby amended by deleting "$2,500,000 (combined with Bright Star Footwear, Inc.)" and inserting in its stead "$4,500,000 (minus the amount of the then outstanding loans made by Congress to Bright Star pursuant to the Bright Star Inventory Loan Supplement)".

     6. The Factoring Contract shall be and is hereby amended as follows:

     (a) Section 6(a) is amended, effective as of December 1, 1996 by deleting "1-1/2% in excess of the prime commercial interest rate from time to time announced by Philadelphia National Bank" and inserting in its stead "three quarters of one (.75%) percent above the rate from time to time announced by CoreStates Bank, N.A. or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate";

     (b) Section 6(b) is amended, effective as of December 1, 1996, by adding, at the end of the first sentence and immediately before the period,"; provided, however, if the 'dilution' (as calculated in accordance with Congress'customary practices), on a combined basis for both Client and Bright Star, is above eight (8%) percent in any consecutive three (3) month period beginning on the first day of December, March, June or September of any year (a "Prior Period"), then such percentage shall be reduced in the immediately following consecutive three (3) month period, after the end of the Prior Period, by two percent (2%) for each one (1%) percent or part thereof of such 'dilution' in the immediately preceding three (3) month period which is above eight (8%) percent";

     (c) Section 6(b) is also amended, effective as of December 1, 1996, by deleting "five (5) business days" in the sixth line thereof and inserting in its stead "four (4) business days";

     (d) Section 7 is amended, effective as of December 1, 1996, by (i) deleting ".75% of One (.75%) Percent" in the first line thereof and inserting in its stead "six tenths of one (.6%) percent" and (ii) deleting "$4.50" in the seventh line thereof and inserting in its stead "$2.50";

     (e) Section 13 is amended by (i) deleting "for one year from the date hereof" in the first line thereof and inserting in its stead "until November 30, 1998", and (ii) deleting "commencing sixty (60) days prior to the end of such one (1) year period" and inserting in its stead "before November 30, 1998 or any subsequent termination date", and (iii) by adding the following at the end thereof, "provided that
          (A) Client may elect to terminate this agreement before November 30, 1998 by paying to Congress an early termination fee of $540,000 minus the amount of all factoring commissions previously paid to Congress pursuant to this agreement and the Bright Star Factoring Contract and
          (B) concurrently with any termination of this agreement, all "Obligations" (as such term is defined in this agreement and the Bright Star Factoring Contract) are fully and finally paid and/or indemnified to Congress satisfaction and all of the other Factoring Agreements and the Bright Star Factoring Agreements are terminated;

     (f) Section 14 is amended to include as an event of default (i) any event of default under the Bright Star Factoring Contract or any of the other Factoring Agreements or (ii) if actual consolidated net profit of Client and Bright Star at the end of the first, second, third or fourth fiscal quarters of any fiscal year, on a cumulative basis, (each a "fiscal period") is less than eighty percent (80%) of the amount of the "Consolidated Net Income" projected for such fiscal period in the Projection unless the actual consolidated net worth of Client and Bright Star at the end of such fiscal period is in excess of eighty (80%) percent of the amount of the consolidated total stockholders' equity" projected in the Projection for the end of such fiscal period.

     Except as hereinabove specifically provided, the Factoring Agreements are ratified, confirmed and extended.

     Please indicate your consent and agreement to the above by executing and returning the enclosed copy of this letter to us.

                                              CONGRESS TALCOTT CORPORATION


                                              By: /s/ Patrick G. Duffy
                                                  ------------------------------
                                              Title:  S.V.P.



CONSENTED AND AGREED TO:

CANDIE'S, INC.


By: Neil Cole
    ---------------------------
Title: CEO

CONGRESS TALCOTT CORPORATION
1133 Avenue of the Americas
New York, New York  10036
212 840 2000



                                                              December 31, 1996



Bright Star Footwear, Inc.
2975 Westchester Avenue
Purchase, New York  10577


                               Re:  Amendments to Factoring Contract
                                    and Other Factoring Agreements


Gentlemen:

     Reference is made to (a) the Discount Factoring Agreement between Bright Star Footwear, Inc. ("Client") and Congress Talcott Corporation ("Congress"), dated April 2, 1993 (as now or hereafter amended, the "Factoring Agreement"),
(b) the Letter re: Inventory Loans between Congress and Client, dated April 2, 1993 (as now amended, the "Inventory Loan Supplement"), (c) the Trade Financing Agreement Supplement to Factoring Agreement between Congress and Client, dated April 2, 1993 (as now or hereafter amended, the "Trade Financing Supplement"), and (d) all other existing and future agreements, documents, supplements and guaranties, each as now or hereafter amended or supplemented, between Congress and Client or executed by Client in favor of Congress (individually and collectively, together with the Factoring Contract, the Inventory Loan Supplement and the Trade Financing Supplement, the "Factoring Agreements").

     Reference is also made to (a) the Discount Factoring Agreement between Candie's, Inc. ("Candie's") and Congress, dated April 2, 1993 (as now or hereafter amended, the "Candie's Factoring Contract"), (b) the Letter re:
Inventory Loans between Congress and Candie's, dated April 2, 1993 (as now or hereafter amended, the "Candie's Inventory Loan Supplement"), (c) the Trade Financing Agreement Supplement to Factoring Agreement between Congress and Candie's, dated April 2, 1993 (as now or hereafter amended, the "Candie's Trade Financing Supplement") and (d) all other existing and future agreements, documents, supplements and guaranties, each as now or hereafter amended or supplemented, between Congress and Candie's or executed by Candie's in favor of Congress (individually and collectively, together with the Candie's Factoring Contract, the Candie's Inventory Loan

Supplement and the Candie's Trade Financing Supplement, the "Candie's Factoring Agreements").

     This will confirm the agreement between Client and Congress that the Factoring Agreements shall be and are hereby amended as follows:

     1. The definitions of the capitalized terms set forth in the first two paragraphs of this Amendment are incorporated into the Factoring Agreements in each place in the amendments below, where a reference is made to such capitalized terms.

     2. The maximum aggregate outstanding amount of advances made by Congress to Client against the purchase price of "accounts" (as defined in the Factoring Contract) pursuant to the Factoring Contract, loans made by Congress to client pursuant to the Inventory Loan Supplement and "Credits" (as defined in the Trade Financing Supplement), plus the aggregate outstanding amount of advances made by Congress to Candie's against the purchase price of "accounts" (as defined in the Candie's Factoring Contract) pursuant to the Candie's Factoring Contract, loans made by Congress to Candie's pursuant to Candie's Inventory Loan Supplement and "Credits" (as defined in the Candie's Trade Financing Supplement), except in Congress' sole discretion, shall not exceed $20,000,000 at any time (the "Maximum Credit").

     3. During each of the periods indicated in the written projections annexed hereto as Exhibit A (the "Projection") and up to the amounts indicated as an "overdraft" in the Projections for each such period (subject to the Maximum Credit, applicable sublimits and applicable reserves as provided in the Factoring Agreements and the Candie's Factoring Agreements), Congress will make advances and extend loans and Credits to or for the account of Client above the amounts calculated pursuant to the formulas, as amended hereunder, set forth in
Section 6(b) of the Factoring Contract, Section 2 of the Inventory Loan Supplement and Section 1.5 of the Trade Financing Supplement (collectively, "Overformula Advances"), provided that, (i) no event of default set forth in
Section 14 of the Factoring Contract then exists, (ii) the aggregate outstanding amount of the Overformula Advances and the Overformula Advances (as defined in the Candie's Factoring Agreements) to Candie's shall not exceed $1,500,000 (on a combined basis for both Client and Candie's) at any time, and (iii) the existing Guarantee and Waiver in favor of Congress executed by Mr. Neil Cole, as amended concurrently herewith, with respect to Client and Candie's is in full force and effect.

     4. Section 2 of the Inventory Loan Supplement shall be and is hereby amended by (a) deleting the words "Fifty Percent (50%) of finished goods which would include shoes and/or garments" and (b) inserting in its stead "(i) fifty (50%) percent of the Value of Eligible Inventory consisting of finished shoes and garments purchased by Client not earlier than six (6) months before the date of such calculation and (b) twenty-five (25%) percent of the Value of Eligible Inventory consisting of finished shoes and garments purchased by Client earlier than six (6) months but not earlier than twelve (12) months from the date of such calculation.

     5. Section 3(b) of the Inventory Loan Supplement shall be and is hereby amended by deleting "$2,500,000 (combined with Candie's, Inc.)" and inserting in its stead "$4,500,000 (minus the amount of the then outstanding loans made by Congress to Candie's pursuant to the Candie's Inventory Loan Supplement)".

     6. The Factoring Contract shall be and is hereby amended as follows:

     (a) Section 6(a) is amended, effective as of December 1, 1996 by deleting "1-1/2% in excess of the prime commercial interest rate from time to time announced by Philadelphia National Bank" and inserting in its stead "three quarters of one (.75%) percent above the rate from time to time announced by CoreStates Bank, N.A. or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate";

     (b) Section 6(b) is amended, effective as of December 1, 1996, by adding, at the end of the first sentence and immediately before the period, "; provided, however, if the 'dilution' (as calculated in accordance with Congress'customary practices), on a combined basis for both Client and Candie's, is above eight (8%) percent in any consecutive three (3) month period beginning on the first day of December, March, June or September of any year (a "Prior Period"), then such percentage shall be reduced in the immediately following consecutive three (3) month period, after the end of the Prior Period, by two (2%) percent for each one (1%) or part thereof of such 'dilution' in the immediately preceding three (3) month period which is above eight (8%) percent";

     (c) Section 6(b) is also amended, effective as of December 1, 1996, by deleting "five (5) business days" in the sixth line thereof and inserting in its stead "four (4) business days";

     (d) Section 7 is amended, effective as of December 1, 1996, by (i) deleting ".75% of One Percent (.75%)" in the first line thereof and inserting in its stead "six tenths of one (.6%) percent" and (ii) deleting "$4.50" in the seventh line thereof and inserting in its stead "$2.50";

     (e) Section 13 is amended by (i) deleting "for one year from the date hereof" in the first line thereof and inserting in its stead "until November 30, 1998", and (ii) deleting "commencing sixty (60) days prior to the end of such one (1) year period" and inserting in its stead "before November 30, 1998 or any subsequent termination date", and (iii) by adding the following at the end thereof, "provided that
          (A) Client may elect to terminate this agreement before November 30, 1998 by paying to Congress an early termination fee of $540,000 minus the amount of all factoring commissions previously paid to Congress pursuant to this agreement and the Candie's Factoring Contract and (B) concurrently with any termination of this agreement, all "Obligations" (as such term is defined in this agreement and the Candie's Factoring Contract) are fully and finally paid and/or indemnified to Congress satisfaction and all of the other Factoring Agreements and the Candie's Factoring Agreements are terminated;

     (f) Section 14 is amended to include as an event of default (i) any event of default under the Candie's Factoring Contract or any of the other Factoring Agreements or (ii) if actual consolidated net profit of Client and Candie's at the end of the first, second, third or fourth fiscal quarters of any fiscal year, on a cumulative basis, (each a "fiscal period") is less than eighty (80%) percent of the amount of the "Consolidated Net Income" projected for such fiscal period in the Projection unless the actual consolidated net worth of Client and Candie's at the end of such fiscal period is in excess of eighty (80%) percent of the amount of the consolidated total stockholders' equity" projected in the Projection for the end of such fiscal period.

     Except as hereinabove specifically provided, the Factoring Agreements are ratified, confirmed and extended.

     Please indicate your consent and agreement to the above by executing and returning the enclosed copy of this letter to us.

                                               CONGRESS TALCOTT CORPORATION


                                               By: /s/ Patrick G. Duffy
                                                  ------------------------------
                                               Title:  S.V.P.



CONSENTED AND AGREED TO:

BRIGHT STAR FOOTWEAR, INC.


By: Neil Cole
   -------------------------------
Title: CEO